Exhibit 99.2

Fourth Quarter
Financial Supplement
December 31, 2024
4

METLIFE TABLE OF CONTENTS

GAAP CONSOLIDATED STATEMENTS OF OPERATIONS	2

CORPORATE OVERVIEW	3

KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS	5

EXPENSE DETAIL AND RATIOS	7

GAAP CONSOLIDATED BALANCE SHEETS	8

SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	9

Group Benefits
Statements of Adjusted Earnings Available to Common Shareholders	10
Other Expenses by Major Category; and Other Information	11

RIS
Statements of Adjusted Earnings Available to Common Shareholders	12
Future Policy Benefits; Policyholder Account Balances; Separate Account Liabilities; Synthetic GICs; and Longevity Reinsurance	13
Other Expenses by Major Category; and Spread	14

ASIA
Statements of Adjusted Earnings Available to Common Shareholders	15
Adjusted Premiums, Fees and Other Revenues; Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Information	16
Asia General Account Assets Under Management and Related Measures	17

LATIN AMERICA
Statements of Adjusted Earnings Available to Common Shareholders	18
Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Information	19

EMEA
Statements of Adjusted Earnings Available to Common Shareholders	20
Other Expenses by Major Category; and Other Information	21

METLIFE HOLDINGS
Statements of Adjusted Earnings Available to Common Shareholders	22
Future Policy Benefits; Policyholder Account Balances; Market Risk Benefits; and Separate Account Liabilities	23
Other Expenses by Major Category; and Other Information	24

CORPORATE & OTHER
Statements of Adjusted Earnings Available to Common Shareholders; and Adjusted Earnings Available to Common Shareholders by Source	25

INVESTMENTS
Investment Portfolio Results by Asset Category and Annualized Yields	26
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution; and Gross Unrealized Gains and Losses: Fixed Maturity Securities Available-for-Sale	27
Summary of Net Mortgage Loans; and Summary of Net Commercial Mortgage Loans by Region and Property Type	28
Footnotes	29

APPENDIX
Reconciliation Detail	A-1
Notable Items	A-2
Equity Details, Book Value Details and Return on Equity	A-4
Adjusted Premiums, Fees and Other Revenues, Other Expenses and Adjusted Earnings Available to Common Shareholders - Constant Currency Basis	A-5
Non-GAAP and Other Financial Disclosures	A-6
Acronyms	A-9

METLIFE
As used in this QFS, “MetLife," “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance our investors' understanding of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of its business. See Appendix for definitions of non-GAAP financial measures and other financial disclosures.
GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2023	December 31, 2024

Revenues
Premiums	$11,786	$10,053	$11,628	$10,647	$12,617	$44,283	$44,945
Universal life and investment-type product policy fees	1,241	1,248	1,281	1,228	1,217	5,152	4,974
Net investment income	5,366	5,436	5,205	5,227	5,405	19,908	21,273
Other revenues	660	674	638	648	641	2,526	2,601
Net investment gains (losses)	(174)	(375)	(421)	(77)	(311)	(2,824)	(1,184)
Net derivative gains (losses)	149	(979)	(508)	767	(903)	(2,140)	(1,623)
Total revenues	19,028	16,057	17,823	18,440	18,666	66,905	70,986

Expenses
Policyholder benefits and claims	11,779	10,074	11,485	10,597	12,572	44,590	44,728
Policyholder liability remeasurement (gains) losses	(3)	(22)	(10)	(132)	(42)	(45)	(206)
Market risk benefit remeasurement (gains) losses	431	(694)	(182)	531	(764)	(994)	(1,109)
Interest credited to policyholder account balances	2,405	2,290	2,000	2,037	2,012	7,860	8,339
Policyholder dividends	159	147	148	150	150	622	595
Amortization of DAC, VOBA and negative VOBA	498	502	493	509	517	1,926	2,021
Interest expense on debt	269	264	257	257	259	1,045	1,037
Other expenses, net of capitalization of DAC	2,549	2,451	2,430	2,497	2,581	9,739	9,959
Total expenses	18,087	15,012	16,621	16,446	17,285	64,743	65,364
Income (loss) before provision for income tax	941	1,045	1,202	1,994	1,381	2,162	5,622
Provision for income tax expense (benefit)	327	170	249	653	106	560	1,178
Net income (loss)	614	875	953	1,341	1,275	1,602	4,444
Less: Net income (loss) attributable to noncontrolling interests	7	8	7	(1)	4	24	18
Net income (loss) attributable to MetLife, Inc.	607	867	946	1,342	1,271	1,578	4,426
Less: Preferred stock dividends	33	67	34	67	32	198	200
Net income (loss) available to MetLife, Inc.'s common shareholders	$574	$800	$912	$1,275	$1,239	$1,380	$4,226

Premiums, fees and other revenues	$13,687	$11,975	$13,547	$12,523	$14,475	$51,961	$52,520

METLIFE CORPORATE OVERVIEW

	For the Three Months Ended
Unaudited (In millions, except per share data)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024

Net income (loss) available to MetLife, Inc.'s common shareholders	$574	$800	$912	$1,275	$1,239
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	(174)	(375)	(421)	(77)	(311)
Less: Net derivative gains (losses)	149	(979)	(508)	767	(903)
Less: Market risk benefit remeasurement gains (losses)	(431)	694	182	(531)	764
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss) (1)	(330)	(126)	(232)	(65)	(118)
Less: Provision for income tax (expense) benefit	6	260	270	(195)	352
Add: Net income (loss) attributable to noncontrolling interests	7	8	7	(1)	4
Add: Preferred stock redemption premium	—	—	—	—	—
Adjusted earnings available to common shareholders	1,361	1,334	1,628	1,375	1,459
Less: Total notable items (2)	(76)	—	—	16	10
Adjusted earnings available to common shareholders, excluding total notable items (2)	$1,437	$1,334	$1,628	$1,359	$1,449

Net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share	$0.77	$1.10	$1.28	$1.81	$1.78
Less: Net investment gains (losses)	(0.23)	(0.51)	(0.59)	(0.11)	(0.45)
Less: Net derivative gains (losses)	0.20	(1.34)	(0.71)	1.09	(1.29)
Less: Market risk benefit remeasurement gains (losses)	(0.58)	0.95	0.25	(0.75)	1.09
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss)	(0.45)	(0.18)	(0.32)	(0.09)	(0.15)
Less: Provision for income tax (expense) benefit	0.01	0.36	0.38	(0.28)	0.50
Add: Net income (loss) attributable to noncontrolling interests	0.01	0.01	0.01	—	0.01
Add: Preferred stock redemption premium	—	—	—	—	—
Adjusted earnings available to common shareholders per diluted common share	1.83	1.83	2.28	1.95	2.09
Less: Total notable items per diluted common share (2)	(0.10)	—	—	0.02	0.01
Adjusted earnings available to common shareholders, excluding total notable items, per diluted common share (2), (3)	$1.93	$1.83	$2.28	$1.93	$2.08

	For the Three Months Ended
Unaudited (In millions, except per share data)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024

Notable items impacting adjusted earnings available to common shareholders (2):
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$16	$—
Litigation reserves and settlement costs	(76)	—	—	—	(47)
Tax adjustments	—	—	—	—	57
Total notable items	$(76)	$—	$—	$16	$10

Notable items impacting adjusted earnings available to common shareholders per diluted common share (2):
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$0.02	$—
Litigation reserves and settlement costs	(0.10)	—	—	—	(0.07)
Tax adjustments	—	—	—	—	0.08
Total notable items	$(0.10)	$—	$—	$0.02	$0.01

	For the Three Months Ended
Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
Weighted average common shares outstanding - diluted	743.4	728.4	714.7	703.7	697.9

(1)See Pages A-1 and A-7 for further detail.

(2)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders and adjusted earnings available to common shareholders per diluted common share. The per share data for each notable item is calculated on a standalone basis and may not sum to total notable items. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. See Pages A-2 and A-3 for further detail.

(3)Calculated on a standalone basis and may not equal (i) adjusted earnings available to common shareholders per diluted common share, less (ii) total notable items per diluted common share.

METLIFE CORPORATE OVERVIEW (CONTINUED)

Unaudited	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024

Book value per common share (1)	$35.85	$34.54	$33.30	$39.02	$34.28
Adjusted book value per common share (1) (2)	$53.75	$53.13	$53.12	$54.72	$54.81

	For the Three Months Ended
Unaudited	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
Return on MetLife, Inc.'s (3):
Common stockholders' equity	9.6%	12.6%	15.2%	20.2%	19.6%

Adjusted return on MetLife, Inc.'s (2) (3):
Adjusted common stockholders' equity	13.8%	13.8%	17.3%	14.6%	15.4%
Adjusted common stockholders' equity, excluding total notable items (3)	14.6%	13.8%	17.3%	14.4%	15.3%

	For the Three Months Ended
Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024

Common shares outstanding, beginning of period	744.4	730.8	715.7	703.8	693.7
Share repurchases	(13.7)	(16.9)	(12.0)	(10.5)	(4.6)
Newly issued shares	0.1	1.8	0.1	0.4	0.1
Common shares outstanding, end of period	730.8	715.7	703.8	693.7	689.2

Weighted average common shares outstanding - basic	738.6	723.2	710.5	699.3	693.0
Dilutive effect of the exercise or issuance of stock-based awards	4.8	5.2	4.2	4.4	4.9
Weighted average common shares outstanding - diluted	743.4	728.4	714.7	703.7	697.9

MetLife Policyholder Trust Shares	117.6	116.0	114.3	113.1	111.6

(1) Calculated using common shares outstanding, end of period.

(2)Beginning with fourth quarter and full year 2024 results and going forward, “adjusted book value” refers to book value, excluding AOCI, other than FCTA and certain ceded reinsurance-related embedded derivatives, and “adjusted return on equity” refers to return on equity, excluding AOCI other than FCTA and certain ceded reinsurance-related embedded derivatives. These changes did not impact prior period amounts.

(3) Annualized using quarter-to-date results. See Page A-4 for further detail.

(4)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Pages A-2 and A-3 for further detail.

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2023	December 31, 2024

Total revenues	$19,028	$16,057	$17,823	$18,440	$18,666	$66,905	$70,986
Less: Adjustments to total revenues:
Net investment gains (losses)	(174)	(375)	(421)	(77)	(311)	(2,824)	(1,184)
Net derivative gains (losses)	149	(979)	(508)	767	(903)	(2,140)	(1,623)
Investment hedge adjustments	(253)	(176)	(172)	(129)	(127)	(1,012)	(604)
Asymmetrical and non-economic accounting	29	39	35	50	34	29	158
Joint venture adjustments	(8)	2	(2)	66	16	(12)	82
Unit-linked contract income and reinsurance adjustments	580	542	219	147	214	1,183	1,122
Other adjustments	(13)	(12)	(11)	(14)	(11)	(34)	(48)
Divested businesses	—	—	—	16	16	—	32
Total adjusted revenues	$18,718	$17,016	$18,683	$17,614	$19,738	$71,715	$73,051

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2023	December 31, 2024

Net investment income	$5,366	$5,436	$5,205	$5,227	$5,405	$19,908	$21,273
Less: Adjustments to net investment income:
Investment hedge adjustments	(253)	(176)	(172)	(129)	(127)	(1,012)	(604)
Joint venture adjustments	(8)	2	(2)	66	16	(12)	82
Unit-linked contract income and reinsurance adjustments	580	542	219	147	214	1,183	1,122
Divested businesses	—	—	—	—	1	—	1
Adjusted net investment income	$5,047	$5,068	$5,160	$5,143	$5,301	$19,749	$20,672

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2023	December 31, 2024

Variable investment income (Included in net investment income above)	$63	$260	$298	$162	$293	$419	$1,013

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2023	December 31, 2024

Premiums, fees and other revenues	$13,687	$11,975	$13,547	$12,523	$14,475	$51,961	$52,520
Less: Adjustments to premiums, fees and other revenues:
Asymmetrical and non-economic accounting	29	39	35	50	34	29	158
Other adjustments	(13)	(12)	(11)	(14)	(11)	(34)	(48)
Divested businesses	—	—	—	16	15	—	31
Adjusted premiums, fees and other revenues	$13,671	$11,948	$13,523	$12,471	$14,437	$51,966	$52,379
Adjusted premiums, fees and other revenues, on a constant currency basis	$13,440	$11,718	$13,372	$12,348	$14,437

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS (CONTINUED)

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2023	December 31, 2024

Total expenses	$18,087	$15,012	$16,621	$16,446	$17,285	$64,743	$65,364
Less: Adjustments to total expenses:
Market risk benefit remeasurement (gains) losses	431	(694)	(182)	531	(764)	(994)	(1,109)
Goodwill impairment	—	—	—	—	—	—	—
Asymmetrical and non-economic accounting	129	38	166	72	46	247	322
Market volatility	(62)	(67)	(88)	(52)	(49)	(184)	(256)
Unit-linked contract costs and reinsurance adjustments	582	539	214	143	215	1,183	1,111
Other adjustments	7	7	5	12	25	55	49
Divested businesses	9	4	4	26	23	38	57
Total adjusted expenses	$16,991	$15,185	$16,502	$15,714	$17,789	$64,398	$65,190

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2023	December 31, 2024

Capitalization of DAC	$(728)	$(740)	$(683)	$(691)	$(719)	$(2,917)	$(2,833)
Less: Divested businesses	—	—	—	—	—	—	—
Adjusted capitalization of DAC	$(728)	$(740)	$(683)	$(691)	$(719)	$(2,917)	$(2,833)

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2023	December 31, 2024

Other expenses	$3,277	$3,191	$3,113	$3,188	$3,300	$12,656	$12,792
Less: Adjustments to other expenses:
Reinsurance adjustments	—	—	—	—	30	—	30
Other adjustments	7	7	5	12	25	55	49
Divested businesses	9	4	4	17	13	38	38
Adjusted other expenses	$3,261	$3,180	$3,104	$3,159	$3,232	$12,563	$12,675
Adjusted other expenses on a constant currency basis	$3,164	$3,090	$3,056	$3,112	$3,232

METLIFE EXPENSE DETAIL AND RATIOS

	For the Three Months Ended					For the Year Ended
Unaudited (In millions, except ratio data)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2023	December 31, 2024
Other expenses, net of capitalization of DAC	$2,549	$2,451	$2,430	$2,497	$2,581	$9,739	$9,959

Premiums, fees and other revenues	$13,687	$11,975	$13,547	$12,523	$14,475	$51,961	$52,520

Expense ratio	18.6%	20.5%	17.9%	19.9%	17.8%	18.7%	19.0%

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2023	December 31, 2024
Adjusted other expenses by major category
Direct expenses	$1,559	$1,426	$1,397	$1,392	$1,396	$5,808	$5,611
Pension, postretirement and postemployment benefit costs	69	65	65	65	71	246	266
Premium taxes, other taxes, and licenses & fees	153	176	171	183	253	660	783
Commissions and other variable expenses	1,480	1,513	1,471	1,519	1,512	5,849	6,015
Adjusted other expenses	3,261	3,180	3,104	3,159	3,232	12,563	12,675
Adjusted capitalization of DAC	(728)	(740)	(683)	(691)	(719)	(2,917)	(2,833)
Adjusted other expenses, net of adjusted capitalization of DAC	$2,533	$2,440	$2,421	$2,468	$2,513	$9,646	$9,842

	For the Three Months Ended					For the Year Ended
Unaudited (In millions, except ratio data)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2023	December 31, 2024
Employee-related costs	$882	$950	$900	$891	$955	$3,619	$3,696
Third-party staffing costs	399	342	356	354	439	1,426	1,491
General and administrative expenses	278	134	141	147	2	763	424
Direct expenses	1,559	1,426	1,397	1,392	1,396	5,808	5,611
Less: Total notable items related to direct expenses (1)	96	—	—	—	(152)	96	(152)
Direct expenses, excluding total notable items related to direct expenses (1)	$1,463	$1,426	$1,397	$1,392	$1,548	$5,712	$5,763

Adjusted other expenses, net of adjusted capitalization of DAC	$2,533	$2,440	$2,421	$2,468	$2,513	$9,646	$9,842
Less: Total notable items related to adjusted other expenses (1)	96	—	—	—	(85)	96	(85)
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses (1)	$2,437	$2,440	$2,421	$2,468	$2,598	$9,550	$9,927

Adjusted premiums, fees and other revenues	$13,671	$11,948	$13,523	$12,471	$14,437	$51,966	$52,379
Less: PRT	1,860	(25)	1,752	529	2,593	5,324	4,849
Adjusted premiums, fees and other revenues, excluding PRT	$11,811	$11,973	$11,771	$11,942	$11,844	$46,642	$47,530

Direct expense ratio	11.4%	11.9%	10.3%	11.2%	9.7%	11.2%	10.7%
Direct expense ratio, excluding total notable items related to direct expenses and PRT (1)	12.4%	11.9%	11.9%	11.7%	13.1%	12.2%	12.1%

Adjusted expense ratio	18.5%	20.4%	17.9%	19.8%	17.4%	18.6%	18.8%
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT (1)	20.6%	20.4%	20.6%	20.7%	21.9%	20.5%	20.9%

(1)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Pages A-2 and A-3 for further detail.

METLIFE GAAP CONSOLIDATED BALANCE SHEETS

Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$281,412	$278,409	$277,736	$293,779	$281,043
Equity securities, at estimated fair value	757	750	754	746	712
Contractholder-directed equity securities and fair value option securities, at estimated fair value	10,331	10,313	10,106	9,289	10,672
Mortgage loans	92,506	91,458	89,802	90,415	89,012
Policy loans	8,788	8,800	8,691	8,822	8,545
Real estate and real estate joint ventures	13,332	12,992	13,517	13,731	13,342
Other limited partnership interests	14,764	14,301	14,288	14,186	14,378
Short-term investments, principally at estimated fair value	6,045	4,884	3,804	4,609	5,156
Other invested assets	18,202	18,097	18,131	19,706	18,504
Total investments	446,137	440,004	436,829	455,283	441,364
Cash and cash equivalents, principally at estimated fair value	20,639	19,840	20,786	21,765	20,068
Accrued investment income	3,589	3,636	3,657	3,722	3,489
Premiums, reinsurance and other receivables	28,971	29,986	31,820	31,443	29,761
Market risk benefits, at estimated fair value	286	351	356	310	372
Deferred policy acquisition costs and value of business acquired	20,151	19,842	19,568	20,401	19,627
Current income tax recoverable	190	—	348	304	295
Deferred income tax assets	2,612	2,751	2,681	2,469	2,994
Goodwill	9,236	9,037	8,950	9,155	8,901
Other assets	11,139	11,126	11,043	11,315	11,082
Separate account assets	144,634	141,003	139,707	148,809	139,504
Total assets	$687,584	$677,576	$675,745	$704,976	$677,457

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$196,406	$191,013	$190,993	$201,340	$193,646
Policyholder account balances	219,269	219,168	219,543	224,609	221,445
Market risk benefits, at estimated fair value	3,179	2,696	2,618	3,117	2,581
Other policy-related balances	19,736	20,219	19,379	19,932	18,899
Policyholder dividends payable	386	357	365	381	385
Payables for collateral under securities loaned and other transactions	17,524	17,470	17,719	17,132	17,128
Short-term debt	119	127	390	404	465
Long-term debt	15,548	15,972	14,809	15,278	15,086
Collateral financing arrangement	637	590	555	529	476
Junior subordinated debt securities	3,161	3,162	3,163	3,163	3,164
Current income tax payable	—	10	—	—	—
Deferred income tax liability	927	835	216	956	132
Other liabilities	35,805	36,158	38,748	38,162	36,843
Separate account liabilities	144,634	141,003	139,707	148,809	139,504
Total liabilities	657,331	648,780	648,205	673,812	649,754

Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	12	12	12	12	12
Additional paid-in capital	33,690	33,718	33,740	33,766	33,791
Retained earnings	40,146	40,350	40,873	41,765	42,626
Treasury stock, at cost	(24,591)	(25,774)	(26,637)	(27,418)	(27,798)
Accumulated other comprehensive income (loss)	(19,242)	(19,771)	(20,736)	(17,240)	(21,186)
Total MetLife, Inc.'s stockholders' equity	30,015	28,535	27,252	30,885	27,445
Noncontrolling interests	238	261	288	279	258
Total equity	30,253	28,796	27,540	31,164	27,703
Total liabilities and equity	$687,584	$677,576	$675,745	$704,976	$677,457

METLIFE SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024

Adjusted earnings before provision for income tax
GROUP BENEFITS	$590	$359	$674	$472	$526
RIS	532	504	518	591	487
ASIA	419	582	625	431	613
LATIN AMERICA	271	331	311	309	258
EMEA	63	103	98	94	60
METLIFE HOLDINGS	193	196	188	226	189
CORPORATE & OTHER	(341)	(244)	(233)	(223)	(184)
Total adjusted earnings before provision for income tax	$1,727	$1,831	$2,181	$1,900	$1,949

Provision for income tax expense (benefit)
GROUP BENEFITS	$124	$75	$141	$99	$110
RIS	111	105	108	119	101
ASIA	123	159	176	125	170
LATIN AMERICA	64	98	85	88	57
EMEA	16	26	21	24	1
METLIFE HOLDINGS	37	37	35	44	36
CORPORATE & OTHER	(142)	(70)	(47)	(41)	(17)
Total provision for income tax expense (benefit)	$333	$430	$519	$458	$458

Adjusted earnings available to common shareholders
GROUP BENEFITS	$466	$284	$533	$373	$416
RIS	421	399	410	472	386
ASIA	296	423	449	306	443
LATIN AMERICA	207	233	226	221	201
EMEA	47	77	77	70	59
METLIFE HOLDINGS	156	159	153	182	153
CORPORATE & OTHER (1)	(232)	(241)	(220)	(249)	(199)
Total adjusted earnings available to common shareholders (1)	$1,361	$1,334	$1,628	$1,375	$1,459

(1)Includes impact of preferred stock dividends of $33 million, $67 million, $34 million, $67 million and $32 million for the three months ended December 31, 2023, March 31, 2024, June 30, 2024, September 30, 2024 and December 31, 2024, respectively.

GROUP BENEFITS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2023	December 31, 2024

Adjusted revenues
Premiums	$5,404	$5,711	$5,599	$5,538	$5,579	$21,558	$22,427
Universal life and investment-type product policy fees	218	222	229	231	227	878	909
Net investment income	334	315	313	311	313	1,301	1,252
Other revenues	379	397	382	377	378	1,493	1,534
Total adjusted revenues	6,335	6,645	6,523	6,457	6,497	25,230	26,122

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	4,712	5,236	4,780	4,927	4,881	19,164	19,824
Policyholder liability remeasurement (gains) losses	3	(3)	2	—	—	(28)	(1)
Interest credited to policyholder account balances	49	48	48	49	46	193	191
Capitalization of DAC	(4)	(4)	(5)	(4)	(5)	(20)	(18)
Amortization of DAC, VOBA and negative VOBA	7	6	7	6	7	26	26
Interest expense on debt	1	—	1	—	1	2	2
Other expenses	977	1,003	1,016	1,007	1,041	3,796	4,067
Total adjusted expenses	5,745	6,286	5,849	5,985	5,971	23,133	24,091
Adjusted earnings before provision for income tax	590	359	674	472	526	2,097	2,031
Provision for income tax expense (benefit)	124	75	141	99	110	442	425
Adjusted earnings	466	284	533	373	416	1,655	1,606
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$466	$284	$533	$373	$416	$1,655	$1,606

Adjusted premiums, fees and other revenues	$6,001	$6,330	$6,210	$6,146	$6,184	$23,929	$24,870

GROUP BENEFITS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024

Direct and allocated expenses	$490	$505	$490	$486	$519
Pension, postretirement and postemployment benefit costs	12	14	14	14	14
Premium taxes, other taxes, and licenses & fees	79	89	95	93	86
Commissions and other variable expenses	396	395	417	414	422
Adjusted other expenses	$977	$1,003	$1,016	$1,007	$1,041

OTHER INFORMATION (1)

	For the Three Months Ended
Unaudited (In millions, except ratios)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024

Group Life (2)
Adjusted premiums, fees and other revenues	$2,199	$2,340	$2,309	$2,293	$2,289
Mortality ratio	83.5%	90.2%	79.1%	85.6%	83.2%
Group Non-Medical Health (3)
Adjusted premiums, fees and other revenues	$2,689	$2,773	$2,742	$2,718	$2,771
Interest adjusted benefit ratio (4)	70.7%	73.9%	70.8%	72.4%	71.8%

(1) Results are derived from insurance and non-administrative services-only contracts.
(2) Excludes certain experience-rated contracts and includes accidental death and dismemberment.
(3) Primarily includes dental, group and individual disability, accident & health, critical illness and vision.
(4) Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability.

RIS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2023	December 31, 2024

Adjusted revenues
Premiums	$2,736	$675	$2,448	$1,451	$3,460	$8,248	$8,034
Universal life and investment-type product policy fees	81	75	73	67	99	313	314
Net investment income	2,032	2,089	2,117	2,133	2,143	7,803	8,482
Other revenues	66	63	61	61	61	271	246
Total adjusted revenues	4,915	2,902	4,699	3,712	5,763	16,635	17,076

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	3,503	1,471	3,248	2,247	4,280	11,269	11,246
Policyholder liability remeasurement (gains) losses	(15)	1	(23)	(148)	—	(131)	(170)
Interest credited to policyholder account balances	783	796	838	874	863	2,887	3,371
Capitalization of DAC	(40)	(61)	(46)	(53)	(58)	(176)	(218)
Amortization of DAC, VOBA and negative VOBA	13	15	16	14	21	49	66
Interest expense on debt	4	4	3	4	4	14	15
Other expenses	135	172	145	183	166	565	666
Total adjusted expenses	4,383	2,398	4,181	3,121	5,276	14,477	14,976
Adjusted earnings before provision for income tax	532	504	518	591	487	2,158	2,100
Provision for income tax expense (benefit)	111	105	108	119	101	450	433
Adjusted earnings	421	399	410	472	386	1,708	1,667
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$421	$399	$410	$472	$386	$1,708	$1,667

Adjusted premiums, fees and other revenues	$2,883	$813	$2,582	$1,579	$3,620	$8,832	$8,594
Less: PRT	1,860	(25)	1,752	529	2,593	5,324	4,849
Adjusted premiums, fees and other revenues, excluding PRT	$1,023	$838	$830	$1,050	$1,027	$3,508	$3,745

RIS
FUTURE POLICY BENEFITS (1)

Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
Balance, end of period (at balance sheet discount rate) (2), (3)	$69,407	$67,402	$69,385	$72,914	$71,510
Less: Accumulated other comprehensive (income) loss	(278)	(1,735)	(2,952)	297	(3,134)
Balance, end of period (at original discount rate)	$69,685	$69,137	$72,337	$72,617	$74,644

POLICYHOLDER ACCOUNT BALANCES

Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
Balance, end of period	$82,405	$83,049	$84,270	$85,410	$84,923

SEPARATE ACCOUNT LIABILITIES

Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
Balance, end of period	$53,093	$51,012	$50,033	$52,537	$51,420

SYNTHETIC GICS (4), (5)

Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
Balance, end of period	$49,066	$48,100	$48,982	$49,081	$49,599

LONGEVITY REINSURANCE (6)

Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
Balance, end of period	$21,945	$21,333	$24,422	$25,699	$25,121

(1)Includes $3,782 million, $3,791 million, $3,830 million, $3,847 million and $3,872 million of DPL at December 31, 2023, March 31, 2024, June 30, 2024, September 30, 2024 and December 31, 2024, respectively.

(2)Represents the current discount rate at the respective balance sheet date.

(3)Includes $311 million, $296 million, $1,972 million, $2,081 million and $1,956 million of future policy benefits subject to reinsurance, which are included in premiums, reinsurance and other receivables on MetLife, Inc.'s consolidated balance sheets at December 31, 2023, March 31, 2024, June 30, 2024, September 30, 2024 and December 31, 2024, respectively.

(4)A synthetic GIC is a contract that simulates the performance of a traditional GIC through the use of financial instruments and is reported as a derivative. A key difference between a synthetic GIC and a traditional GIC is that the contractholder owns the assets underlying the synthetic GIC. The assets and corresponding contractholder account balance are not on MetLife, Inc.'s consolidated balance sheet, as they are for a traditional GIC. The contractholder account balance is reported at contract value in the table above.

(5)Includes $1,282 million, $0, $0, $0 and $221 million of transfers from separate account GICs to synthetic GICs at December 31, 2023, March 31, 2024, June 30, 2024, September 30, 2024 and December 31, 2024, respectively.

(6)The contract value presented represents notional amounts based on the present value of fixed annuity premiums related to longevity reinsurance contracts associated with the United Kingdom pension risk transfer market.

RIS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024

Direct and allocated expenses	$71	$80	$74	$75	$80
Pension, postretirement and postemployment benefit costs	3	4	3	4	3
Premium taxes, other taxes, and licenses & fees	1	17	11	16	18
Commissions and other variable expenses	60	71	57	88	65
Adjusted other expenses	$135	$172	$145	$183	$166

SPREAD

	For the Three Months Ended
Unaudited	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024

Investment income yield excluding variable investment income yield	5.32%	5.24%	5.28%	5.25%	5.22%
Variable investment income yield	1.96%	6.30%	5.83%	4.58%	6.46%
Total investment income yield	5.19%	5.28%	5.30%	5.23%	5.26%

Average crediting rate	4.20%	4.23%	4.31%	4.38%	4.35%
Amortization of DPL and losses at inception (1)	(0.22)%	(0.22)%	(0.22)%	(0.21)%	(0.21)%
Total average crediting rate	3.98%	4.01%	4.09%	4.17%	4.14%

Annualized general account spread (2)	1.21%	1.27%	1.21%	1.06%	1.12%
Annualized general account spread excluding variable investment income yield	1.34%	1.23%	1.19%	1.08%	1.08%

(1)Includes the amortization of DPL of (0.23)%, (0.23)%, (0.23)%, (0.23)% and (0.23)% for the three months ended December 31, 2023, March 31, 2024, June 30, 2024, September 30, 2024 and December 31, 2024, respectively.

(2)The general account is comprised of invested assets supporting future policy benefits and policyholder account balances.

ASIA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2023	December 31, 2024

Adjusted revenues
Premiums	$1,252	$1,297	$1,216	$1,272	$1,206	$5,251	$4,991
Universal life and investment-type product policy fees	428	426	434	420	410	1,632	1,690
Net investment income	1,003	1,108	1,167	1,132	1,251	3,957	4,658
Other revenues	25	21	18	18	19	86	76
Total adjusted revenues	2,708	2,852	2,835	2,842	2,886	10,926	11,415

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,051	1,067	988	1,035	993	4,333	4,083
Policyholder liability remeasurement (gains) losses	13	(32)	(4)	60	(59)	105	(35)
Interest credited to policyholder account balances	619	647	657	683	708	2,301	2,695
Capitalization of DAC	(381)	(361)	(335)	(336)	(348)	(1,583)	(1,380)
Amortization of DAC, VOBA and negative VOBA	202	205	202	211	214	772	832
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	785	744	702	758	765	3,158	2,969
Total adjusted expenses	2,289	2,270	2,210	2,411	2,273	9,086	9,164
Adjusted earnings before provision for income tax	419	582	625	431	613	1,840	2,251
Provision for income tax expense (benefit)	123	159	176	125	170	558	630
Adjusted earnings	296	423	449	306	443	1,282	1,621
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$296	$423	$449	$306	$443	$1,282	$1,621

Adjusted premiums, fees and other revenues	$1,705	$1,744	$1,668	$1,710	$1,635	$6,969	$6,757

ASIA
ADJUSTED PREMIUMS, FEES AND OTHER REVENUES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024

Adjusted premiums, fees and other revenues	$1,705	$1,744	$1,668	$1,710	$1,635

Adjusted premiums, fees and other revenues, on a constant currency basis	$1,654	$1,696	$1,678	$1,673	$1,635
Add: Operating joint ventures, on a constant currency basis (1)	364	526	651	538	412
Adjusted premiums, fees and other revenues, including operating joint ventures, on a constant currency basis	$2,018	$2,222	$2,329	$2,211	$2,047

OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024

Direct and allocated expenses	$300	$282	$272	$303	$319
Pension, postretirement and postemployment benefit costs	20	15	15	15	19
Premium taxes, other taxes, and licenses & fees	34	33	28	31	26
Commissions and other variable expenses	431	414	387	409	401
Adjusted other expenses	$785	$744	$702	$758	$765
Adjusted other expenses, net of adjusted capitalization of DAC	$404	$383	$367	$422	$417

Adjusted other expenses on a constant currency basis	$758	$723	$709	$742	$765
Add: Operating joint ventures, on a constant currency basis (2)	97	115	106	119	94
Adjusted other expenses, including operating joint ventures, on a constant currency basis	$855	$838	$815	$861	$859
Adjusted other expenses, including operating joint ventures, net of adjusted capitalization of DAC, on a constant currency basis	$473	$442	$433	$483	$484

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024

Japan:
Life	$194	$134	$137	$141	$107
Accident & Health	57	69	63	59	78
Annuities	178	148	146	147	112
Other	1	2	2	2	2
Total Japan	430	353	348	349	299
Other Asia	174	221	278	234	214
Total sales	$604	$574	$626	$583	$513

OTHER INFORMATION
	For the Three Months Ended
Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024

Adjusted earnings available to common shareholders	$296	$423	$449	$306	$443
Adjusted earnings available to common shareholders, on a constant currency basis	$291	$415	$448	$304	$443

(1)Includes MetLife, Inc.'s share of adjusted premiums, fees and other revenues for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

(2)Includes MetLife, Inc.'s share of adjusted other expenses for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

ASIA
ASIA GENERAL ACCOUNT ASSETS UNDER MANAGEMENT AND RELATED MEASURES

Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024

GA AUM	$123,434	$120,743	$117,606	$128,115	$120,626
GA AUM (at amortized cost)	$130,093	$128,618	$126,997	$135,107	$129,959

GA AUM (at amortized cost), on a constant currency basis	$123,958	$126,038	$127,010	$129,923	$129,959
Add: Operating joint ventures, on a constant currency basis (1)	7,874	8,150	9,097	9,583	9,978
GA AUM (at amortized cost), including operating joint ventures, on a constant currency basis	$131,832	$134,188	$136,107	$139,506	$139,937

(1)Includes MetLife, Inc.'s share of GA AUM for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

LATIN AMERICA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2023	December 31, 2024

Adjusted revenues
Premiums	$1,123	$1,115	$1,122	$1,141	$1,098	$4,287	$4,476
Universal life and investment-type product policy fees	352	370	373	346	330	1,398	1,419
Net investment income	482	386	398	435	431	1,644	1,650
Other revenues	11	11	11	9	10	42	41
Total adjusted revenues	1,968	1,882	1,904	1,931	1,869	7,371	7,586

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,132	983	1,018	1,091	1,035	4,094	4,127
Policyholder liability remeasurement (gains) losses	(20)	(8)	(3)	(18)	20	(25)	(9)
Interest credited to policyholder account balances	116	114	115	108	101	426	438
Capitalization of DAC	(181)	(178)	(175)	(174)	(177)	(651)	(704)
Amortization of DAC, VOBA and negative VOBA	124	125	129	126	123	468	503
Interest expense on debt	3	3	4	4	4	11	15
Other expenses	523	512	505	485	505	1,911	2,007
Total adjusted expenses	1,697	1,551	1,593	1,622	1,611	6,234	6,377
Adjusted earnings before provision for income tax	271	331	311	309	258	1,137	1,209
Provision for income tax expense (benefit)	64	98	85	88	57	297	328
Adjusted earnings	207	233	226	221	201	840	881
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$207	$233	$226	$221	$201	$840	$881

Adjusted premiums, fees and other revenues	$1,486	$1,496	$1,506	$1,496	$1,438	$5,727	$5,936

LATIN AMERICA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024

Direct and allocated expenses	$154	$140	$145	$129	$146
Pension, postretirement and postemployment benefit costs	1	2	1	1	3
Premium taxes, other taxes, and licenses & fees	29	20	19	22	24
Commissions and other variable expenses	339	350	340	333	332
Adjusted other expenses	$523	$512	$505	$485	$505
Adjusted other expenses, net of adjusted capitalization of DAC	$342	$334	$330	$311	$328
Adjusted other expenses on a constant currency basis	$464	$454	$454	$461	$505
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$305	$299	$299	$297	$328

SALES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024

Mexico	$141	$202	$183	$181	$133
Chile	92	93	96	102	121
All other	73	67	76	80	81
Total sales	$306	$362	$355	$363	$335

OTHER INFORMATION

	For the Three Months Ended
Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024

Adjusted premiums, fees and other revenues	$1,486	$1,496	$1,506	$1,496	$1,438
Adjusted earnings available to common shareholders	$207	$233	$226	$221	$201

Adjusted premiums, fees and other revenues, on a constant currency basis	$1,325	$1,332	$1,351	$1,421	$1,438
Adjusted earnings available to common shareholders, on a constant currency basis	$182	$205	$197	$209	$201

EMEA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2023	December 31, 2024

Adjusted revenues
Premiums	$519	$536	$536	$562	$568	$2,016	$2,202
Universal life and investment-type product policy fees	67	77	77	84	76	298	314
Net investment income	54	54	54	55	59	197	222
Other revenues	9	7	8	9	8	32	32
Total adjusted revenues	649	674	675	710	711	2,543	2,770

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	256	258	265	276	301	984	1,100
Policyholder liability remeasurement (gains) losses	7	—	1	9	(3)	(3)	7
Interest credited to policyholder account balances	18	19	17	17	17	72	70
Capitalization of DAC	(116)	(128)	(115)	(119)	(124)	(457)	(486)
Amortization of DAC, VOBA and negative VOBA	90	90	81	91	93	344	355
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	331	332	328	342	367	1,260	1,369
Total adjusted expenses	586	571	577	616	651	2,200	2,415
Adjusted earnings before provision for income tax	63	103	98	94	60	343	355
Provision for income tax expense (benefit)	16	26	21	24	1	78	72
Adjusted earnings	47	77	77	70	59	265	283
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$47	$77	$77	$70	$59	$265	$283

Adjusted premiums, fees and other revenues	$595	$620	$621	$655	$652	$2,346	$2,548

EMEA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024

Direct and allocated expenses	$109	$101	$104	$109	$112
Pension, postretirement and postemployment benefit costs	6	1	2	2	2
Premium taxes, other taxes, and licenses & fees	6	6	5	6	7
Commissions and other variable expenses	210	224	217	225	246
Adjusted other expenses	$331	$332	$328	$342	$367
Adjusted other expenses, net of adjusted capitalization of DAC	$215	$204	$213	$223	$243
Adjusted other expenses on a constant currency basis	$320	$321	$324	$335	$367
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$208	$198	$211	$219	$243

OTHER INFORMATION
	For the Three Months Ended
Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024

Adjusted premiums, fees and other revenues	$595	$620	$621	$655	$652
Adjusted earnings available to common shareholders	$47	$77	$77	$70	$59

Adjusted premiums, fees and other revenues, on a constant currency basis	$576	$602	$615	$644	$652
Adjusted earnings available to common shareholders, on a constant currency basis	$45	$74	$75	$69	$59
Total sales on a constant currency basis	$196	$277	$273	$244	$251

METLIFE HOLDINGS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2023	December 31, 2024

Adjusted revenues
Premiums	$754	$713	$692	$673	$702	$2,881	$2,780
Universal life and investment-type product policy fees	95	78	94	80	74	632	326
Net investment income	1,044	1,010	1,016	981	978	4,494	3,985
Other revenues	52	50	37	40	39	195	166
Total adjusted revenues	1,945	1,851	1,839	1,774	1,793	8,202	7,257

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,329	1,251	1,252	1,221	1,230	5,350	4,954
Policyholder liability remeasurement (gains) losses	9	20	17	(35)	—	37	2
Interest credited to policyholder account balances	135	103	106	84	97	730	390
Capitalization of DAC	(5)	(5)	(4)	(4)	(4)	(22)	(17)
Amortization of DAC, VOBA and negative VOBA	61	59	57	58	55	258	229
Interest expense on debt	3	4	3	4	3	13	14
Other expenses	220	223	220	220	223	927	886
Total adjusted expenses	1,752	1,655	1,651	1,548	1,604	7,293	6,458
Adjusted earnings before provision for income tax	193	196	188	226	189	909	799
Provision for income tax expense (benefit)	37	37	35	44	36	176	152
Adjusted earnings	156	159	153	182	153	733	647
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$156	$159	$153	$182	$153	$733	$647

Adjusted premiums, fees and other revenues	$901	$841	$823	$793	$815	$3,708	$3,272

METLIFE HOLDINGS
FUTURE POLICY BENEFITS (1)

Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
Annuities	$1,610	$1,577	$1,555	$1,606	$1,515
Life and Other	53,930	53,604	53,296	53,096	52,918
Long Term Care	15,240	14,845	14,455	15,657	14,537
Balance, end of period (at balance sheet discount rate)	$70,780	$70,026	$69,306	$70,359	$68,970

Less:
Annuities	$(18)	$(46)	$(65)	$(5)	$(63)
Life and Other	27	(2)	(27)	31	(34)
Long Term Care	313	(215)	(755)	339	(919)
Accumulated other comprehensive (income) loss	$322	$(263)	$(847)	$365	$(1,016)

Annuities	$1,628	$1,623	$1,620	$1,611	$1,578
Life and Other	53,903	53,606	53,323	53,065	52,952
Long Term Care	14,927	15,060	15,210	15,318	15,456
Balance, end of period (at original discount rate)	$70,458	$70,289	$70,153	$69,994	$69,986

Future policy benefits subject to reinsurance (at balance sheet discount rate) (2)
Annuities	$1,519	$1,526	$1,468	$1,505	$1,393
Life and Other	$2,341	$2,345	$2,372	$2,398	$2,410
Long Term Care	$—	$—	$—	$—	$—

POLICYHOLDER ACCOUNT BALANCES

Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
Annuities	$11,537	$11,129	$10,747	$10,437	$10,142
Life and Other	11,641	11,486	11,303	11,284	11,132
Balance, end of period	$23,178	$22,615	$22,050	$21,721	$21,274

Policyholder account balances subject to reinsurance (2)
Annuities	$3,485	$3,345	$3,228	$3,124	$3,027
Life and Other	$6,352	$6,532	$6,467	$6,410	$6,357

MARKET RISK BENEFITS

Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
Annuities	$2,722	$2,231	$2,153	$2,608	$2,069
Balance, end of period	$2,722	$2,231	$2,153	$2,608	$2,069

Market risk benefits subject to reinsurance	$—	$—	$—	$—	$—

SEPARATE ACCOUNT LIABILITIES

Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
Annuities	$29,224	$29,866	$28,843	$29,349	$27,829
Life and Other	6,324	6,757	6,738	7,049	7,065
Balance, end of period	$35,548	$36,623	$35,581	$36,398	$34,894

Separate accounts liabilities subject to reinsurance (3)
Annuities	$83	$85	$82	$83	$79
Life and Other	$5,597	$5,980	$5,944	$6,226	$6,244

(1) Includes participating life contracts, additional liabilities for annuitization, death and other insurance benefits, as well as DPL.
(2) Included in premiums, reinsurance and other receivables on MetLife, Inc.'s consolidated balance sheets.
(3) Separate account assets retained by MetLife; these amounts are not included in premiums, reinsurance and other receivables on MetLife, Inc.'s consolidated balance sheets.

METLIFE HOLDINGS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024

Direct and allocated expenses	$164	$165	$156	$159	$166
Pension, postretirement and postemployment benefit costs	6	6	7	6	7
Premium taxes, other taxes, and licenses & fees	16	16	19	20	15
Commissions and other variable expenses	34	36	38	35	35
Adjusted other expenses	$220	$223	$220	$220	$223

OTHER INFORMATION

	For the Three Months Ended
Unaudited (In millions, except ratios)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024

Lapse Ratio (1)
Traditional life	5.4%	5.7%	5.9%	6.2%	5.8%
Variable annuity	11.1%	11.6%	12.4%	12.8%	12.9%

(1) Lapse ratios are calculated based on the average of the most recent 12 months of experience.

CORPORATE & OTHER STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2023	December 31, 2024

Adjusted revenues
Premiums	$(2)	$6	$15	$(6)	$(11)	$42	$4
Universal life and investment-type product policy fees	—	—	1	—	1	1	2
Net investment income	98	106	95	96	126	353	423
Other revenues	102	98	97	98	103	412	396
Total adjusted revenues	198	210	208	188	219	808	825

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	(9)	8	9	—	(10)	23	7
Policyholder liability remeasurement (gains) losses	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	(1)	(3)	(3)	(1)	(3)	(8)	(10)
Amortization of DAC, VOBA and negative VOBA	1	2	1	3	4	9	10
Interest expense on debt	258	253	246	245	247	1,005	991
Other expenses	290	194	188	164	165	946	711
Total adjusted expenses	539	454	441	411	403	1,975	1,709
Adjusted earnings before provision for income tax	(341)	(244)	(233)	(223)	(184)	(1,167)	(884)
Provision for income tax expense (benefit)	(142)	(70)	(47)	(41)	(17)	(407)	(175)
Adjusted earnings	(199)	(174)	(186)	(182)	(167)	(760)	(709)
Preferred stock dividends	33	67	34	67	32	198	200
Adjusted earnings available to common shareholders	$(232)	$(241)	$(220)	$(249)	$(199)	$(958)	$(909)

Adjusted premiums, fees and other revenues	$100	$104	$113	$92	$93	$455	$402

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY SOURCE
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2023	December 31, 2024

Business activities	$35	$6	$30	$20	$16	$87	$72
Net investment income	95	102	92	96	126	353	416
Interest expense on debt	(269)	(265)	(255)	(256)	(257)	(1,047)	(1,033)
Corporate initiatives and projects	(9)	(6)	(7)	(8)	(12)	(67)	(33)
Other	(193)	(81)	(93)	(75)	(57)	(493)	(306)
Provision for income tax (expense) benefit and other tax-related items	142	70	47	41	17	407	175
Preferred stock dividends	(33)	(67)	(34)	(67)	(32)	(198)	(200)
Adjusted earnings available to common shareholders	$(232)	$(241)	$(220)	$(249)	$(199)	$(958)	$(909)

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results.
	At or For the Three Months Ended					At or For the Year Ended
Unaudited (In millions, except yields)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2023	December 31, 2024
Fixed Maturity Securities
Yield (1)	4.39%	4.38%	4.38%	4.52%	4.47%	4.20%	4.44%
Investment income (2), (3)	$3,241	$3,200	$3,206	$3,357	$3,326	$12,499	$13,089
Investment gains (losses)	(197)	(85)	(246)	(157)	(245)	(2,472)	(733)
Ending carrying value (4)	282,861	279,855	279,170	295,460	280,227	282,861	280,227
Net Mortgage Loans
Yield (1)	5.36%	5.25%	5.30%	5.32%	5.28%	5.15%	5.29%
Investment income (3)	1,127	1,100	1,096	1,097	1,085	4,353	4,378
Investment gains (losses)	(69)	(82)	6	(156)	(53)	(198)	(285)
Ending carrying value (5)	84,118	83,452	82,051	82,773	81,460	84,118	81,460
Real Estate and Real Estate Joint Ventures
Yield (1)	2.08%	(2.74)%	(0.97)%	1.67%	1.47%	0.12%	(0.12)%
Investment income	69	(90)	(32)	57	50	16	(15)
Investment gains (losses)	37	35	12	128	70	69	245
Ending carrying value	13,332	12,992	13,517	13,731	13,342	13,332	13,342
Policy Loans
Yield (1)	5.36%	5.56%	5.44%	5.72%	5.67%	5.41%	5.60%
Investment income	113	113	110	116	114	471	453
Ending carrying value	8,788	8,800	8,691	8,822	8,545	8,788	8,545
Equity Securities
Yield (1)	3.37%	5.48%	5.50%	3.47%	3.23%	3.61%	4.38%
Investment income	4	7	7	4	5	31	23
Investment gains (losses)	15	28	(19)	(31)	4	81	(18)
Ending carrying value	757	750	754	746	712	757	712
Other Limited Partnership Interests
Yield (1)	(0.06)%	8.27%	9.10%	2.45%	7.05%	3.10%	6.73%
Investment income	(2)	301	325	87	252	455	965
Investment gains (losses)	—	(50)	(9)	3	1	12	(55)
Ending carrying value (6)	14,764	14,301	14,288	14,186	14,367	14,764	14,367
Cash and Cash Equivalents and Short-term Investments
Yield (1)	5.61%	5.32%	4.61%	5.23%	4.97%	5.73%	5.04%
Investment income	229	246	209	257	249	811	961
Investment gains (losses)	(33)	25	37	(46)	18	(10)	34
Ending carrying value (7)	26,684	24,724	24,590	26,374	25,018	26,684	25,018
Other Invested Assets
Investment income	410	348	386	312	368	1,666	1,414
Investment gains (losses)	7	(17)	(16)	56	23	(158)	46
Ending carrying value	18,202	18,097	18,131	19,706	18,504	18,202	18,504
Total Investments
Investment income yield (1)	4.69%	4.75%	4.83%	4.75%	4.87%	4.58%	4.80%
Investment fees and expenses yield (1)	(0.13)%	(0.14)%	(0.13)%	(0.13)%	(0.13)%	(0.13)%	(0.13)%
Net Investment Income Yield (1)	4.56%	4.61%	4.70%	4.62%	4.74%	4.45%	4.67%
Investment income	$5,191	$5,225	$5,307	$5,287	$5,449	$20,302	$21,268
Investment fees and expenses	(144)	(157)	(147)	(144)	(147)	(553)	(595)
Net investment income including divested businesses	5,047	5,068	5,160	5,143	5,302	19,749	20,673
Less: Net investment income from divested businesses	—	—	—	—	1	—	1
Adjusted Net Investment Income (8)	$5,047	$5,068	$5,160	$5,143	$5,301	$19,749	$20,672
Ending Carrying Value	$449,506	$442,971	$441,192	$461,798	$442,175	$449,506	$442,175
Investment Portfolio Gains (Losses) (9)	$(240)	$(146)	$(235)	$(203)	$(182)	$(2,676)	$(766)
Gross investment gains	292	331	245	368	316	1,115	1,260
Gross investment losses	(465)	(435)	(458)	(417)	(386)	(2,095)	(1,696)
Net credit loss (provision) release and (impairments)	(67)	(42)	(22)	(154)	(112)	(1,696)	(330)
Investment Portfolio Gains (Losses) (9)	(240)	(146)	(235)	(203)	(182)	(2,676)	(766)
Investment portfolio gains (losses) income tax (expense) benefit	80	41	57	56	59	604	213
Investment Portfolio Gains (Losses), Net of Income Tax	$(160)	$(105)	$(178)	$(147)	$(123)	$(2,072)	$(553)

Derivative gains (losses) (9)	(123)	(1,175)	(698)	619	(1,159)	(3,227)	(2,413)
Derivative gains (losses) income tax (expense) benefit	(45)	304	193	(206)	314	719	605
Derivative Gains (Losses), Net of Income Tax	$(168)	$(871)	$(505)	$413	$(845)	$(2,508)	$(1,808)

See footnotes on Page 29.

INVESTMENTS
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION

		December 31, 2023		March 31, 2024		June 30, 2024		September 30, 2024		December 31, 2024
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate		$80,717	28.7%	$80,553	28.9%	$80,678	29.1%	$84,851	28.9%	$78,584	28.2%
Foreign corporate		55,444	19.7%	54,029	19.4%	53,419	19.2%	56,752	19.3%	53,354	19.1%
Foreign government		45,489	16.2%	42,793	15.4%	40,054	14.4%	44,132	15.0%	39,895	14.3%
Residential mortgage-backed		29,096	10.3%	31,142	11.2%	32,616	11.7%	35,264	12.0%	34,135	12.3%
U.S. government and agency		32,252	11.5%	31,848	11.4%	33,238	12.0%	34,676	11.8%	33,350	12.0%
Asset-backed securities and collateralized loan obligations		17,294	6.1%	17,468	6.3%	17,775	6.4%	17,520	6.0%	20,390	7.3%
Municipals		11,171	4.0%	10,938	3.9%	10,470	3.8%	10,798	3.7%	9,762	3.5%
Commercial mortgage-backed		9,949	3.5%	9,638	3.5%	9,486	3.4%	9,786	3.3%	9,182	3.3%
Fixed Maturity Securities Available-For-Sale excluding invested assets subject to ceded reinsurance		$281,412	100.0%	$278,409	100.0%	$277,736	100.0%	$293,779	100.0%	$278,652	100.0%
Reinsurance adjustments		—		—		—		—		2,391
Fixed Maturity Securities Available-For-Sale		$281,412		$278,409		$277,736		$293,779		$281,043

NRSRO	NAIC
RATING	DESIGNATION
Aaa / Aa / A	1	$194,722	69.2%	$192,127	69.0%	$192,239	69.2%	$203,560	69.3%	$192,099	68.9%
Baa	2	73,680	26.2%	73,367	26.4%	72,732	26.2%	77,031	26.2%	74,345	26.7%
Ba	3	10,299	3.7%	10,323	3.7%	9,189	3.3%	9,666	3.3%	8,680	3.1%
B	4	2,371	0.8%	2,259	0.8%	3,291	1.2%	3,131	1.1%	3,035	1.1%
Caa and lower	5	258	0.1%	267	0.1%	226	0.1%	331	0.1%	425	0.2%
In or near default	6	82	—%	66	—%	59	—%	60	—%	68	—%
Fixed Maturity Securities Available-For-Sale excluding invested assets subject to ceded reinsurance		$281,412	100.0%	$278,409	100.0%	$277,736	100.0%	$293,779	100.0%	$278,652	100.0%
Reinsurance adjustments		—		—		—		—		2,391
Fixed Maturity Securities Available-For-Sale (10)		$281,412		$278,409		$277,736		$293,779		$281,043

GROSS UNREALIZED GAINS AND LOSSES:
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

Unaudited (In millions)		December 31, 2023		March 31, 2024		June 30, 2024		September 30, 2024		December 31, 2024

Gross unrealized gains		$6,876		$6,021		$5,096		$8,093		$4,965
Gross unrealized losses		25,835		28,122		30,430		23,558		31,041
Net Unrealized Gains (Losses) excluding invested assets subject to ceded reinsurance		$(18,959)		$(22,101)		$(25,334)		$(15,465)		$(26,076)
Reinsurance adjustments		—		—		—		—		(142)
Net Unrealized Gains (Losses)		$(18,959)		$(22,101)		$(25,334)		$(15,465)		$(26,218)

See footnotes on Page 29.

INVESTMENTS
SUMMARY OF NET MORTGAGE LOANS (5)

Unaudited (In millions)	December 31, 2023		March 31, 2024		June 30, 2024		September 30, 2024		December 31, 2024

Commercial mortgage loans	$52,111		$51,527		$50,109		$50,478		$48,967
Agricultural mortgage loans	19,559		19,461		19,383		19,210		19,030
Residential mortgage loans	13,096		13,201		13,273		13,844		14,186
Total	84,766		84,189		82,765		83,532		82,183
Allowance for credit loss	(648)		(737)		(714)		(759)		(723)
Net mortgage loans excluding invested assets subject to ceded reinsurance	$84,118		$83,452		$82,051		$82,773		$81,460
Reinsurance adjustments	—		—		—		—		85
Net Mortgage Loans	$84,118		$83,452		$82,051		$82,773		$81,545

SUMMARY OF NET COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE (5)

	December 31, 2023		March 31, 2024		June 30, 2024		September 30, 2024		December 31, 2024
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$9,016	17.3%	$9,036	17.5%	$8,680	17.3%	$8,745	17.3%	$8,738	17.8%
Non-U.S.	8,933	17.1%	8,453	16.4%	8,385	16.7%	8,593	17.0%	7,901	16.1%
Middle Atlantic	7,477	14.3%	7,430	14.4%	7,250	14.5%	6,999	13.9%	6,938	14.2%
South Atlantic	6,637	12.7%	6,802	13.2%	6,517	13.0%	6,459	12.8%	5,890	12.0%
West South Central	3,472	6.7%	3,502	6.8%	3,386	6.8%	3,455	6.9%	3,228	6.6%
New England	2,859	5.5%	2,821	5.5%	2,821	5.6%	2,838	5.6%	2,680	5.5%
Mountain	2,193	4.2%	2,192	4.3%	2,264	4.5%	2,217	4.4%	2,317	4.7%
East North Central	1,822	3.5%	1,701	3.3%	1,600	3.2%	1,543	3.1%	1,453	3.0%
East South Central	654	1.3%	653	1.3%	652	1.3%	608	1.2%	481	1.0%
West North Central	613	1.2%	644	1.2%	472	1.0%	472	0.9%	410	0.8%
Multi-Region and Other	8,435	16.2%	8,293	16.1%	8,082	16.1%	8,549	16.9%	8,931	18.3%
Total excluding invested assets subject to ceded reinsurance	$52,111	100.0%	$51,527	100.0%	$50,109	100.0%	$50,478	100.0%	$48,967	100.0%
Reinsurance adjustments	—		—		—		—		82
Total	$52,111		$51,527		$50,109		$50,478		$49,049

Office	$19,651	37.7%	$19,369	37.6%	$18,799	37.5%	$18,861	37.4%	$18,269	37.3%
Apartment	11,974	23.0%	11,353	22.0%	10,954	21.9%	10,750	21.3%	10,472	21.4%
Retail	7,218	13.9%	7,371	14.3%	7,443	14.8%	7,273	14.4%	6,612	13.5%
Single Family Rental	4,728	9.1%	4,823	9.4%	4,822	9.6%	5,141	10.2%	5,355	10.9%
Industrial	5,275	10.1%	5,315	10.3%	4,941	9.9%	5,313	10.5%	4,999	10.2%
Hotel	3,140	6.0%	3,199	6.2%	3,049	6.1%	3,051	6.0%	3,178	6.5%
Other	125	0.2%	97	0.2%	101	0.2%	89	0.2%	82	0.2%
Total excluding invested assets subject to ceded reinsurance	$52,111	100.0%	$51,527	100.0%	$50,109	100.0%	$50,478	100.0%	$48,967	100.0%
Reinsurance adjustments	—		—		—		—		82
Total	$52,111		$51,527		$50,109		$50,478		$49,049

See footnotes on Page 29.

INVESTMENTS FOOTNOTES

(1)We calculate annualized yields using adjusted net investment income as a percent of average quarterly asset carrying values. Adjusted net investment income excludes realized gains and losses from sales and disposals, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-7 and presented on Page A-1. Asset carrying values utilized in the calculation of yields exclude unrecognized unrealized gains (losses), mortgage loans originated for third parties, invested assets (including cash and cash equivalents) subject to ceded reinsurance with third parties, collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties and contractholder-directed equity securities. Invested assets reclassified to held-for-sale and ceded policy loans are included in the calculation of yields, but are otherwise excluded from asset carrying values. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)Fixed maturity securities includes investment income related to fair value option securities of $107 million, $85 million, $22 million, $76 million and $22 million for the three months ended December 31, 2023, March 31, 2024, June 30, 2024, September 30, 2024 and December 31, 2024, respectively, and $188 million and $205 million for the year ended December 31, 2023 and December 31, 2024, respectively.

(3)Investment income from fixed maturity securities and net mortgage loans includes prepayment fees.
(4)The following table presents a reconciliation to ending carrying value presented for fixed maturity securities.
	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
Fixed maturity securities available-for-sale	$281,412	$278,409	$277,736	$293,779	$281,043
Less: Reinsurance adjustments	—	—	—	—	2,391
Fixed maturity securities available-for-sale excluding invested assets subject to ceded reinsurance	$281,412	$278,409	$277,736	$293,779	$278,652
Fair value option securities	1,449	1,446	1,434	1,681	1,575
Fixed maturity securities excluding invested assets subject to ceded reinsurance ("Fixed Maturity Securities" as presented on the yield table)	$282,861	$279,855	$279,170	$295,460	$280,227

(5)The following table presents a reconciliation to ending carrying value presented for net mortgage loans.
	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
Mortgage Loans	$92,506	$91,458	$89,802	$90,415	$89,012
Less: Mortgage loans originated for third parties, net of ACL	8,388	8,006	7,751	7,642	7,467
Net mortgage loans	$84,118	$83,452	$82,051	$82,773	$81,545
Less: Reinsurance adjustments	—	—	—	—	85
Net mortgage loans excluding invested assets subject to ceded reinsurance ("Net Mortgage Loans" as presented on the yield table)	$84,118	$83,452	$82,051	$82,773	$81,460

(6)The following table presents a reconciliation to ending carrying value presented for other limited partnership interests.
	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
Other limited partnership interests	$14,764	$17,301	$14,288	$14,186	$14,378
Less: Reinsurance adjustments	—	—	—	—	11
Other limited partnership interests excluding invested assets subject to ceded reinsurance ("Other Limited Partnership Interests" as presented on the yield table)	$14,764	$17,301	$14,288	$14,186	$14,367

(7)The following table presents a reconciliation to ending carrying value presented for cash and cash equivalents and short-term investments.
	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
Cash and cash equivalents and short-term investments	$26,684	$24,724	$24,590	$26,374	$25,224
Less: Reinsurance adjustments	—	—	—	—	206
Cash and cash equivalents and short-term investments excluding invested assets subject to ceded reinsurance ("Cash and Cash Equivalents and Short-term Investments" as presented on the yield table)	$26,684	$24,724	$24,590	$26,374	$25,018

(8)Adjusted net investment income reflects the adjustments as presented on Page 5.
(9)Investment portfolio gains (losses) and Derivative gains (losses) reflect the non-GAAP adjustments as presented below:
	For the Three Months Ended					For the Year Ended
	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2023	December 31, 2024
Net investment gains (losses)	$(174)	$(375)	$(421)	$(77)	$(311)	$(2,824)	$(1,184)
Less: Non-investment portfolio gains (losses)	64	(226)	(176)	188	(122)	(81)	(336)
Less: Provision for credit loss on certain mortgage loans originated for third parties	(7)	(4)	(15)	4	11	(73)	(4)
Less: Other adjustments	9	1	5	(66)	(18)	6	(78)
Investment portfolio gains (losses)	$(240)	$(146)	$(235)	$(203)	$(182)	$(2,676)	$(766)

	For the Three Months Ended					For the Year Ended
	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2023	December 31, 2024
Net derivative gains (losses)	$149	$(979)	$(508)	$767	$(903)	$(2,140)	$(1,623)
Less: Investment hedge adjustments	253	176	172	129	127	1,012	604
Less: Reinsurance adjustments	—	—	—	—	110	—	110
Less: Other adjustments	19	20	18	19	19	75	76
Derivative gains (losses)	$(123)	$(1,175)	$(698)	$619	$(1,159)	$(3,227)	$(2,413)

(10)Fixed maturity securities available-for-sale are presented by NRSRO rating and the applicable NAIC designation from the NAIC published comparison of NRSRO ratings to NAIC designations, except for (i) non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) and (ii) securities rated Ca or C by NRSROs that are designated NAIC 6. NRSRO ratings are based on availability of applicable ratings. If no NRSRO rating is available, then an internally developed rating is used. Over time, credit ratings and designations can migrate, up or down, through the NRSRO's and NAIC's continuous monitoring process. Amounts presented for non-agency RMBS and CMBS are presented using NAIC designations for modeled securities. The NAIC evaluates non-agency RMBS and CMBS held by insurers on an annual basis. When we acquire non-agency RMBS and CMBS that have not been previously evaluated by the NAIC, an internally developed designation is used until a NAIC designation becomes available. NAIC designations are generally similar to the credit quality ratings of the NRSRO, except for (i) non-agency RMBS and CMBS and (ii) securities rated Ca or C by NRSROs that are designated NAIC 6; accordingly, NAIC designations may not correspond to NRSRO ratings.

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2023	December 31, 2024

Reconciliation to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLife, Inc.'s common shareholders	$574	$800	$912	$1,275	$1,239	$1,380	$4,226
Add: Preferred stock dividends	33	67	34	67	32	198	200
Add: Preferred stock redemption premium	—	—	—	—	—	—	—
Add: Net income (loss) attributable to noncontrolling interests	7	8	7	(1)	4	24	18
Net income (loss)	614	875	953	1,341	1,275	$1,602	$4,444
Less: adjustments from net income (loss) to adjusted earnings:
Net investment gains (losses)	(174)	(375)	(421)	(77)	(311)	(2,824)	(1,184)
Net derivative gains (losses)	149	(979)	(508)	767	(903)	(2,140)	(1,623)
Market risk benefit remeasurement gains (losses)	(431)	694	182	(531)	764	994	1,109
Premiums - Divested businesses	—	—	—	16	15	—	31
Universal life and investment-type product policy fees - Divested businesses	—	—	—	—	—	—	—
Net investment income
Investment hedge adjustments	(253)	(176)	(172)	(129)	(127)	(1,012)	(604)
Unit-linked contract income and reinsurance adjustments	580	542	219	147	214	1,183	1,122
Joint venture adjustments	(8)	2	(2)	66	16	(12)	82
Divested businesses	—	—	—	—	1	—	1
Other revenues
Asymmetrical and non-economic accounting	29	39	35	50	34	29	158
Other adjustments	(13)	(12)	(11)	(14)	(11)	(34)	(48)
Divested businesses	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends
Asymmetrical and non-economic accounting	(26)	(14)	(161)	7	(51)	(179)	(219)
Market volatility	62	67	88	52	49	184	256
Divested businesses	—	—	—	(9)	(10)	—	(19)
Policyholder liability remeasurement (gains) losses	—	—	—	—	—	—	—
Interest credited to policyholder account balances
Asymmetrical and non-economic accounting	(103)	(24)	(5)	(79)	5	(68)	(103)
Unit-linked contract costs	(582)	(539)	(214)	(143)	(185)	(1,183)	(1,081)
Divested businesses	—	—	—	—	—	—	—
Capitalization of DAC - Divested businesses	—	—	—	—	—	—	—
Amortization of DAC, VOBA and negative VOBA - Divested businesses	—	—	—	—	—	—	—
Interest expense on debt - Divested businesses	—	—	—	—	—	—	—
Other expenses
Reinsurance adjustments	—	—	—	—	(30)	—	(30)
Other adjustments	(7)	(7)	(5)	(12)	(25)	(55)	(49)
Divested businesses	(9)	(4)	(4)	(17)	(13)	(38)	(38)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	6	260	270	(195)	352	1,034	687
Adjusted earnings	1,394	1,401	1,662	1,442	1,491	5,723	5,996
Less: Preferred stock dividends	33	67	34	67	32	198	200
Adjusted earnings available to common shareholders	$1,361	$1,334	$1,628	$1,375	$1,459	$5,525	$5,796

APPENDIX METLIFE NOTABLE ITEMS (1)

METLIFE TOTAL
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2023	December 31, 2024
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$16	$—	$14	$16
Litigation reserves and settlement costs	(76)	—	—	—	(47)	(76)	(47)
Tax adjustments	—	—	—	—	57	—	57
Total notable items	$(76)	$—	$—	$16	$10	$(62)	$26

GROUP BENEFITS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2023	December 31, 2024
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$(58)	$—	$27	$(58)
Total notable items	$—	$—	$—	$(58)	$—	$27	$(58)

RIS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2023	December 31, 2024
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$104	$—	$61	$104
Total notable items	$—	$—	$—	$104	$—	$61	$104

(1)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE NOTABLE ITEMS (1) (CONTINUED)

ASIA
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2023	December 31, 2024
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$(41)	$—	$(94)	$(41)
Total notable items	$—	$—	$—	$(41)	$—	$(94)	$(41)

LATIN AMERICA
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2023	December 31, 2024
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$4	$—	$—	$4
Total notable items	$—	$—	$—	$4	$—	$—	$4

EMEA
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2023	December 31, 2024
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$(5)	$—	$18	$(5)
Total notable items	$—	$—	$—	$(5)	$—	$18	$(5)

METLIFE HOLDINGS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2023	December 31, 2024
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$12	$—	$2	$12
Total notable items	$—	$—	$—	$12	$—	$2	$12

CORPORATE & OTHER
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2023	December 31, 2024
Litigation reserves and settlement costs	$(76)	$—	$—	$—	$(47)	$(76)	$(47)
Tax adjustments	—	—	—	—	57	—	57
Total notable items	$(76)	$—	$—	$—	$10	$(76)	$10

(1)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY

Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024

Total MetLife, Inc.'s stockholders' equity	$30,015	$28,535	$27,252	$30,885	$27,445
Less: Preferred stock	3,818	3,818	3,818	3,818	3,818
MetLife, Inc.'s common stockholders' equity	26,197	24,717	23,434	27,067	23,627
Less: Unrealized investment gains (losses), net of related offsets and income tax	(14,506)	(16,813)	(19,187)	(11,239)	(19,402)
Deferred gains (losses) on derivatives, net of income tax	183	202	99	(292)	370
Future policy benefits discount rate remeasurement gains (losses), net of income tax	2,658	4,773	6,606	2,004	6,529
Market risk benefits instrument-specific credit risk remeasurement gains (losses), net of income tax	27	(47)	(73)	4	(71)
Defined benefit plans adjustment, net of income tax	(1,446)	(1,421)	(1,396)	(1,371)	(1,442)
Estimated fair value of certain ceded reinsurance-related embedded derivatives, net of income tax (1)	—	—	—	—	(129)
Total MetLife, Inc.'s adjusted common stockholders' equity	39,281	38,023	37,385	37,961	37,772
Less: Accumulated year-to-date total notable items, net of income tax (2)	(62)	—	—	16	26
Total MetLife, Inc.'s adjusted common stockholders' equity, excluding total notable items (2)	$39,343	$38,023	$37,385	$37,945	$37,746

Unaudited (In millions, except per share data)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024

Book value per common share	35.85	34.54	33.30	39.02	34.28
Less: Unrealized investment gains (losses), net of related offsets and income tax	(19.85)	(23.49)	(27.26)	(16.20)	(28.15)
Deferred gains (losses) on derivatives, net of income tax	0.25	0.28	0.14	(0.42)	0.54
Future policy benefits discount rate remeasurement gains (losses), net of income tax	3.64	6.68	9.38	2.89	9.46
Market risk benefits instrument-specific credit risk remeasurement gains (losses), net of income tax	0.04	(0.07)	(0.10)	0.01	(0.10)
Defined benefit plans adjustment, net of income tax	(1.98)	(1.99)	(1.98)	(1.98)	(2.09)
Estimated fair value of certain ceded reinsurance-related embedded derivatives, net of income tax (1)	—	—	—	—	(0.19)
Adjusted book value per common share	53.75	53.13	53.12	54.72	54.81

Common shares outstanding, end of period	730.8	715.7	703.8	693.7	689.2

	For the Three Months Ended (3)					For the Year Ended
Unaudited (In millions, except ratios)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2023	December 31, 2024

Return on MetLife, Inc.'s:
Common stockholders' equity	9.6%	12.6%	15.2%	20.2%	19.6%	5.4%	16.9%

Adjusted return on MetLife, Inc.'s:
Adjusted common stockholders' equity	13.8%	13.8%	17.3%	14.6%	15.4%	13.6%	15.2%
Adjusted common stockholders' equity, excluding total notable items (2)	14.6%	13.8%	17.3%	14.4%	15.3%	13.8%	15.2%

Average common stockholders' equity	$24,019	$25,457	$24,076	$25,251	$25,347	$25,784	$25,008
Average adjusted common stockholders' equity	$39,368	$38,652	$37,704	$37,673	$37,867	$40,599	$38,084
Average adjusted common stockholders' equity, excluding total notable items (2)	$39,392	$38,652	$37,704	$37,665	$37,846	$40,608	$38,076

(1)Ceded reinsurance-related embedded derivatives excluded are those where the total return on a portfolio of invested assets is passed through to third-party reinsurers.

(2)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Pages A-2 and A-3 for further detail.

(3) Annualized using quarter-to-date results.

APPENDIX METLIFE ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, OTHER EXPENSES AND ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
GROUP BENEFITS (1)	$6,001	$6,330	$6,210	$6,146	$6,184
RIS (1)	2,883	813	2,582	1,579	3,620
ASIA	1,654	1,696	1,678	1,673	1,635
LATIN AMERICA	1,325	1,332	1,351	1,421	1,438
EMEA	576	602	615	644	652
METLIFE HOLDINGS (1)	901	841	823	793	815
CORPORATE & OTHER (1)	100	104	113	92	93
Adjusted premiums, fees and other revenues, on a constant currency basis	$13,440	$11,718	$13,372	$12,348	$14,437
Adjusted premiums, fees and other revenues	$13,671	$11,948	$13,523	$12,471	$14,437

ASIA (including operating joint ventures) (2), (3)	$2,018	$2,222	$2,329	$2,211	$2,047

OTHER EXPENSES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
GROUP BENEFITS (1)	$977	$1,003	$1,016	$1,007	$1,041
RIS (1)	135	172	145	183	166
ASIA	758	723	709	742	765
LATIN AMERICA	464	454	454	461	505
EMEA	320	321	324	335	367
METLIFE HOLDINGS (1)	220	223	220	220	223
CORPORATE & OTHER (1)	290	194	188	164	165
Adjusted other expenses on a constant currency basis	$3,164	$3,090	$3,056	$3,112	$3,232
Adjusted other expenses	$3,261	$3,180	$3,104	$3,159	$3,232

ASIA (including operating joint ventures) (2), (4)	$855	$838	$815	$861	$859

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
GROUP BENEFITS (1)	$466	$284	$533	$373	$416
RIS (1)	421	399	410	472	386
ASIA	291	415	448	304	443
LATIN AMERICA	182	205	197	209	201
EMEA	45	74	75	69	59
METLIFE HOLDINGS (1)	156	159	153	182	153
CORPORATE & OTHER (1)	(232)	(241)	(220)	(249)	(199)
Adjusted earnings available to common shareholders on a constant currency basis	$1,329	$1,295	$1,596	$1,360	$1,459
Adjusted earnings available to common shareholders	$1,361	$1,334	$1,628	$1,375	$1,459

(1) Amounts on a reported basis, as constant currency impact is not significant.
(2) Adjusted premiums, fees and other revenues as well as other expenses are reported as part of net investment income on the statements of adjusted earnings available to common shareholders on Page 15 for operating joint ventures.
(3) Includes MetLife, Inc.'s share of adjusted premiums, fees and other revenues for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.
(4) Includes MetLife, Inc.'s share of adjusted other expenses for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

APPENDIX
METLIFE
NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance on a consolidated and segment basis that are not calculated in accordance with GAAP. MetLife believes that these non-GAAP financial measures enhance our investors' understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. Segment-specific financial measures are calculated using only the portion of consolidated results attributable to that specific segment.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	total adjusted revenues	(i)	total revenues
(ii)	total adjusted expenses	(ii)	total expenses
(iii)	adjusted premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	adjusted premiums, fees and other revenues, excluding PRT	(iv)	premiums, fees and other revenues
(v)	adjusted net investment income	(v)	net investment income
(vi)	adjusted earnings	(vi)	net income (loss)
(vii)	adjusted earnings available to common shareholders	(vii)	net income (loss) available to MetLife, Inc.’s common shareholders
(viii)	adjusted earnings available to common shareholders, excluding total notable items	(viii)	net income (loss) available to MetLife, Inc.’s common shareholders
(ix)	adjusted earnings available to common shareholders per diluted common share	(ix)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(x)	adjusted earnings available to common shareholders, excluding total notable items, per diluted common share	(x)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(xi)	adjusted return on equity	(xi)	return on equity
(xii)	adjusted return on equity, excluding total notable items	(xii)	return on equity
(xiii)	investment portfolio gains (losses)	(xiii)	net investment gains (losses)
(xiv)	derivative gains (losses)	(xiv)	net derivative gains (losses)
(xv)	adjusted capitalization of DAC	(xv)	capitalization of DAC
(xvi)	total MetLife, Inc.’s adjusted common stockholders’ equity	(xvi)	total MetLife, Inc.’s stockholders’ equity
(xvii)	total MetLife, Inc.’s adjusted common stockholders’ equity, excluding total notable items	(xvii)	total MetLife, Inc.’s stockholders’ equity
(xviii)	adjusted book value per common share	(xviii)	book value per common share
(xix)	adjusted other expenses	(xix)	other expenses
(xx)	adjusted other expenses, net of adjusted capitalization of DAC	(xx)	other expenses, net of capitalization of DAC
(xxi)	adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses	(xxi)	other expenses, net of capitalization of DAC
(xxii)	adjusted expense ratio	(xxii)	expense ratio
(xxiii)	adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT	(xxiii)	expense ratio
(xxiv)	direct expenses	(xxiv)	other expenses
(xxv)	direct expenses, excluding total notable items related to direct expenses	(xxv)	other expenses
(xxvi)	direct expense ratio	(xxvi)	expense ratio
(xxvii)	direct expense ratio, excluding total notable items related to direct expenses and PRT	(xxvii)	expense ratio
(xxviii)	future policy benefits at original discount rate	(xxviii)	future policy benefits at balance sheet discount rate

Any of these financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the current period and applied to the comparable prior period ("constant currency basis").

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this QFS and in this period’s earnings news release, which is available at the MetLife Investor Relations webpage (https://investor.metlife.com).

APPENDIX METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
MetLife's definitions of non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies: Adjusted earnings and related measures
•	adjusted earnings;
•	adjusted earnings available to common shareholders;
•	adjusted earnings available to common shareholders, excluding total notable items;
•	adjusted earnings available to common shareholders per diluted common share;
•	adjusted earnings available to common shareholders, excluding total notable items per diluted common share; and
•	adjusted earnings available to common shareholders on a constant currency basis.

Adjusted earnings is used by the Company's chief operating decision maker, its chief executive officer, to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings is MetLife’s GAAP measure of segment performance. Adjusted earnings and related measures based on adjusted earnings are also the measures by which senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and related measures based on adjusted earnings allow analysis of MetLife's performance relative to its business plan and facilitate comparisons to industry results.

Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.

Adjusted earnings, along with the related adjusted revenues, adjusted expenses and adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of (i) market volatility which could distort trends, (ii) asymmetrical and non-economic accounting, (iii) revenues and costs related to divested businesses, and (iv) other adjustments. Also, adjusted earnings and related measures exclude results of discontinued operations under GAAP.

Market volatility can have a significant impact on the Company's financial results. Adjusted earnings excludes net investment gains (losses), net derivative gains (losses), market risk benefits remeasurement gains (losses) and goodwill impairments. Further, net investment income excludes adjusted earnings adjustments relating to joint ventures accounted for under the equity method ("Joint venture adjustments"), and policyholder benefits and claims exclude (i) changes in the discount rate on certain annuitization guarantees accounted for as additional liabilities and (ii) market value adjustments.

Asymmetrical and non-economic accounting adjustments are made to the line items indicated in calculating adjusted earnings:
•
Net investment income includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment ("Investment hedge adjustments").

•	Other revenues include settlements of foreign currency earnings hedges and exclude asymmetrical accounting associated with in-force reinsurance.
•
Policyholder benefits and claims excludes (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments, (iii) asymmetrical accounting associated with in-force reinsurance, and (iv) non-economic losses incurred at contract inception for certain single premium annuity business. These losses are amortized into adjusted earnings within policyholder benefits and claims over the estimated lives of the contracts.

•	Policyholder liability remeasurement gains (losses) excludes asymmetrical accounting associated with in-force reinsurance.
•
Interest credited to policyholder account balances excludes amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments and asymmetrical accounting associated with in-force reinsurance.

Divested businesses are those that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP. Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP.

Other adjustments are made in calculating adjusted earnings:
•
Net investment income and interest credited to policyholder account balances excludes certain amounts related to contractholder-directed equity securities ("Unit-linked contract income") and ("Unit-linked contract costs"). Net investment income excludes returns on invested assets (including cash and cash equivalents) subject to ceded reinsurance arrangements with third parties ("Reinsurance adjustments").

•	Other revenues include fee revenue on synthetic GICs accounted for as freestanding derivatives.
•	Other revenues exclude and other expenses include fees received in connection with services provided under transition service agreements.
•
Other expenses exclude (i) Reinsurance adjustments, (ii) implementation of new insurance regulatory requirements and other costs, and (iii) acquisition, integration and other related costs. Other expenses include (i) deductions for net income attributable to noncontrolling interests, and (ii) benefits accrued on synthetic GICs accounted for as freestanding derivatives.

Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

In addition, adjusted earnings available to common shareholders excludes the impact of preferred stock redemption premium, which is reported as a reduction to net income (loss) available to MetLife, Inc.’s common shareholders.

APPENDIX METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Investment portfolio gains (losses) and derivative gains (losses)

These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses, as well as investment portfolio gains (losses) of divested businesses. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within adjusted earnings and not within derivative gains (losses).

Return on equity and related measures
•
Total MetLife, Inc.’s adjusted common stockholders’ equity: total MetLife, Inc.’s common stockholders’ equity, excluding unrealized investment gains (losses), net of related offsets, deferred gains (losses) on derivatives, future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and defined benefit plans adjustment components of AOCI (AOCI other than FCTA) and the estimated fair value of certain ceded reinsurance-related embedded derivatives, all net of income tax.

•
Total MetLife, Inc.’s adjusted common stockholders’ equity, excluding total notable items: total MetLife, Inc.’s common stockholders’ equity, excluding unrealized investment gains (losses), net of related offsets, deferred gains (losses) on derivatives, future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and defined benefit plans adjustment components of AOCI (AOCI other than FCTA), the estimated fair value of certain ceded reinsurance-related embedded derivatives and total notable items, all net of income tax.

• Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
• Adjusted return on MetLife, Inc.’s common stockholders’ equity: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average adjusted common stockholders’ equity.
•
Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding total notable items: adjusted earnings available to common shareholders, excluding total notable items, divided by MetLife, Inc.'s average adjusted common stockholders’ equity, excluding total notable items.

The above measures represent a level of equity that excludes most components of AOCI, such as unrealized investment gains (losses) and future policy benefits discount rate remeasurement gains (losses), as well as the impact of certain ceded reinsurance-related embedded derivatives, as these amounts are primarily driven by market volatility.

Expense ratio, direct expense ratio, adjusted expense ratio and related measures
• Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues.
•
Direct expense ratio: adjusted direct expenses divided by adjusted premiums, fees and other revenues. Direct expenses are comprised of employee-related costs, third-party staffing costs, and general and administrative expenses.

•
Direct expense ratio, excluding total notable items related to direct expenses and PRT: adjusted direct expenses, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

• Adjusted expense ratio: adjusted other expenses, net of adjusted capitalization of DAC, divided by adjusted premiums, fees and other revenues.
•
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT: adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

Asia general account assets under management and related measures

Asia GA AUM is used by MetLife to describe assets in its Asia GA investment portfolio. Asia GA AUM is stated at estimated fair value and is comprised of Asia GA total investments, the portion of the Asia GA investment portfolio classified within assets held-for-sale, cash and cash equivalents, and accrued investment income on such assets, excluding policy loans, contractholder-directed equity securities, fair value option securities, mortgage loans originated for third parties, assets subject to reinsurance arrangements with third-party reinsurers, and certain other invested assets. Mortgage loans, net of mortgage loans originated for third parties ("net mortgage loans") (including commercial ("net commercial mortgage loans"), agricultural ("net agricultural mortgage loans") and residential mortgage loans) and real estate equity (including real estate and real estate joint ventures) included in Asia GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. At the segment level, intersegment balances (intercompany activity, primarily related to investments in subsidiaries, that eliminate at the MetLife consolidated level) are excluded from Asia GA AUM.

Asia GA AUM (at amortized cost) excludes the following adjustments: (i) unrealized gain (loss) on investments carried at estimated fair value and (ii) adjustments from carrying value to estimated fair value on net mortgage loans (including net commercial mortgage loans, net agricultural mortgage loans and residential mortgage loans) and real estate and real estate joint ventures. Asia GA AUM (at amortized cost) is presented net of related allowance for credit loss.

Other items
The following additional information is relevant to an understanding of our performance results:
•
Statistical sales information for Asia, Latin America and EMEA: calculated using 10% of single premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

• PRT includes UK funded reinsurance.

APPENDIX METLIFE ACRONYMS

AOCI	Accumulated other comprehensive income (loss)
DAC	Deferred policy acquisition costs
DPL	Deferred profit liabilities
EMEA	Europe, the Middle East and Africa
FCTA	Foreign currency translation adjustments
GA	General account
GA AUM	General account assets under management
GAAP	Accounting principles generally accepted in the United States of America
GICs	Guaranteed interest contracts
NAIC	National Association of Insurance Commissioners
NRSRO	Nationally Recognized Statistical Rating Organization
PRT	Pension risk transfers
QFS	Quarterly financial supplement
RIS	Retirement and Income Solutions
VOBA	Value of business acquired